UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2018

Ditech Holding Corporation

(Exact Name of Registrant as Specified in its Charter)

Maryland	001- 13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Virginia Drive, Suite 100

Fort Washington, PA 19034

(Address of principal executive offices, including zip code)

(844) 714-8603

(Registrant’s telephone number, including area code)

Walter Investment Management Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

The Second Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of February 9, 2018, by and among Ditech Holding Corporation (the “Company”), Credit Suisse AG, as administrative agent and collateral agent, and the lenders party thereto, requires the Company to maintain, amongst other things, two asset coverage ratios tested quarterly: (i) Asset Coverage Ratio A, which is currently required to be not less than 1.40:1.00; and (ii) Asset Coverage Ratio B, which is required to be not less than 1.00:1.00. Asset Coverage Ratio A and Asset Coverage Ratio B (and the related defined terms) are defined in the Credit Agreement, which was filed as an exhibit to the Company’s Current Report on Form 8-K dated February 9, 2018.

In connection with the proposed amendment to the Credit Agreement previously disclosed in the Company’s Current Report on Form 8-K dated March 20, 2018, at the request of certain lenders under the Credit Agreement the Company is providing the following additional information:

Based on the Company’s preliminary estimates of its balance sheet for the fiscal year ended December 31, 2017, as of that date, Asset Coverage Ratio A is expected to be approximately 1.72:1:00 and Asset Coverage Ratio B is expected to be approximately 1.34:1.00. The details of the ratio calculations are set forth below. Capitalized terms are defined in the Credit Agreement.

Asset Coverage Ratio A Calculation

“Asset Coverage Ratio A” shall mean, on any date of determination, the ratio of (a) Net Assets A of the Borrower and its Restricted Subsidiaries, as of such date of determination, to (b) all First Lien Indebtedness.

		Preliminary Unaudited 12/31/2017
a	the Balance Sheet Value of “Cash and cash equivalents”;	285,969

b	the Balance Sheet Value of “Servicing rights, net” minus the Balance Sheet Value of “Servicing rights related liabilities”;	782,120

c	the Balance Sheet Value of “Servicer and protective advances, net” minus the Balance Sheet Value of “Servicing advance liabilities”;	329,855

d	the sum of (i) the sum of (y) the Balance Sheet Value of “Residential loans” and (z) the Balance Sheet Value of GNMA Buyout REO minus (ii) the sum of (w) the aggregate principal amount of Warehouse Indebtedness with respect to which the assets described in clause (d)(i) are subject, (x) the Balance Sheet Value of the residential loans held in Residual Trusts and Non-Residual Trusts, (y) the Balance Sheet Value of reverse loans which are in reverse GNMA securitization pools and (z) the Balance Sheet Value of residential loans which are in GNMA securitization pools that are eligible for early buy-out;	371,810

e	the Balance Sheet Value of total assets less total liabilities of the Residual Trusts;	57,652

f	the Balance Sheet Value of “Premises and equipment, net”;	50,213

g	the Balance Sheet Value of “Receivables, net” minus the Balance Sheet Value of “Receivables, net” related to the Non-Residual Trusts; and	122,142

h	the sum of (i) the Balance Sheet Value of “Other assets, net” minus (ii) the sum of (y) the Balance Sheet Value of “Other assets” related to the Residual Trusts and Non-Residual Trusts and (z) the Balance Sheet Value of REO assets which are in reverse GNMA securitization pools and any GNMA Buyout REOs included in “Net Assets A” pursuant to clause (d) above.	119,865

	Net Assets A	2,119,626

	First Lien Indebtedness (Term Loan Balance)	1,229,590

	Asset Coverage Ratio A	1.72x

	Required Asset Coverage Ratio A	1.40x

	Cushion / (Shortage)	398,200

	Cushion %	18.8%

Asset Coverage Ratio B Calculation

“Asset Coverage Ratio B” shall mean, on any date of determination, the ratio of (a) Net Assets B of the Borrower and its Restricted Subsidiaries, as of such date of determination, to (b) all First Lien Indebtedness.

		Preliminary Unaudited 12/31/2017

a	the lesser of (i) the Balance Sheet Value of “Cash and cash equivalents” and (ii) $250,000,000;	250,000

b	the Balance Sheet Value of “Servicing rights, net” minus the Balance Sheet Value of “Servicing rights related liabilities”;	782,120

c	(if positive) (i) the then-applicable Servicer and Protective Advance Percentage multiplied by the Balance Sheet Value of “Servicer and protective advances, net” minus (ii) the Balance Sheet Value of “Servicing advance liabilities”;	289,188

d	(if positive) the sum of (i) 90% of (v) the Balance Sheet Value of “Residential loans” minus (w) the Balance Sheet Value of the residential loans held in Residual Trusts and Non-Residual Trusts, minus (x) the Balance Sheet Value of reverse loans which are in reverse GNMA securitization pools, minus (y) the Balance Sheet Value of residential loans which are in GNMA securitization pools that are eligible for early buy-out and minus (z) the Balance Sheet Value of GNMA Buyouts and (ii) the then-applicable GNMA Buyout Percentage multiplied by the sum of (x) GNMA Buyouts and (y) the Balance Sheet Value of GNMA Buyout REO, minus (iii) the aggregate principal amount of Warehouse Indebtedness to which the assets described in clause (d)(i)(v) and (d)(ii) are subject;	246,855

e	the sum of 75% of (i) the Balance Sheet Value of “total assets” minus (ii) the Balance Sheet Value of “total liabilities”, in each case, of the Residual Trusts;	43,239

f	50% of MSR Holdback Receivables; and	15,668

g	75% of Servicing Fee Receivables.	18,629

	Net Assets B	1,645,699

	First Lien Indebtedness (Term Loan Balance)	1,229,590

	Asset Coverage Ratio B	1.34x

	Required Asset Coverage Ratio B	1.00x

	Cushion / (Shortage)	416,109

	Cushion %	25.3%

The preliminary asset coverage ratios and other financial information presented above is presented as of the year ended December 31, 2017. Such information has not been adjusted for any changes in valuation, events, transactions, payments (including term loan repayments) or other items that have occurred or may occur after that date.

The preliminary financial information contained herein is based on management’s internal reporting and remains subject to audit and to adjustment as the Company finalizes its fiscal year 2017 audited financial statements. In addition, such audited financial statements will contain notes thereto, which will provide further information important to an understanding of the Company’s financial condition and results of operations, including the information set forth above. The Company has prepared the preliminary financial information contained herein but its independent registered public accounting firm has not completed its audit or performed any review or other procedures with respect to such preliminary financial information and, accordingly, such preliminary financial information may change.

The information furnished pursuant to Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any of the Company’s filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ditech Holding Corporation

Date: March 21, 2018	By:	/s/ Gerald A. Lombardo
Gerald A. Lombardo, Chief Financial Officer

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